Certifications

I, Charles E. Porter, a principal financial officer of the funds listed on Attachment A, certify that:
1. I have reviewed each report on Form N-SAR for the funds listed on Attachment A:
2. Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;
3. Based on my knowledge, the financial information included in each report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrants as of, and for, the periods presented in each report;
4. Each registrants other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrants and have:
a) designed such disclosure controls and procedures to ensure that material information relating to the registrants, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report are being prepared;
b) evaluated the effectiveness of each registrants disclosure controls and procedures as of a date within 90 days prior to the filing date of each report (the "Evaluation Date"); and
c) presented in each report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluations as of the Evaluation Date;
5. Each registrants other certifying officers and I have disclosed, based on our most recent evaluation, to each registrants auditors and the audit committee of each registrants board of directors (or persons performing the equivalent functions):
a) all significant deficiencies in the design or operation of internal controls which could adversely affect each registrants ability to record, process, summarize, and report financial data and have identified for each registrants auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in each registrants internal controls; and



6. Each registrants other certifying officers and I have indicated in each report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: February 18, 2003

/s/Charles E. Porter
Charles E. Porter
Treasurer and Executive Vice President

Certifications

I, Karnig H. Durgarian, a principal executive officer of the funds listed on Attachment A, certify that:
1. I have reviewed each report on Form N-SAR for the funds listed on Attachment A:
2. Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;
3. Based on my knowledge, the financial information included in each report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrants as of, and for, the periods presented in each report;
4. Each registrants other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrants and have:
a) designed such disclosure controls and procedures to ensure that material information relating to the registrants, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report are being prepared;
b) evaluated the effectiveness of each registrants disclosure controls and procedures as of a date within 90 days prior to the filing date of each report (the "Evaluation Date"); and
c) presented in each report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluations as of the Evaluation Date;
5. Each registrants other certifying officers and I have disclosed, based on our most recent evaluation, to each registrants auditors and the audit committee of each registrants board of directors (or persons performing the equivalent functions):
a) all significant deficiencies in the design or operation of internal controls which could adversely affect each registrants ability to record, process, summarize, and report financial data and have identified for each registrants auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in each registrants internal controls; and



6. Each registrants other certifying officers and I have indicated in each report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  February 18, 2003
/s/Karnig H. Durgarian
Karnig H. Durgarian
Principal Executive Officer

Certifications

I, Steven D. Krichmar, a principal financial officer of the funds listed on Attachment A, certify that:
1. I have reviewed each report on Form N-SAR for the funds listed on Attachment A:
2. Based on my knowledge, each report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;
3. Based on my knowledge, the financial information included in each report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrants as of, and for, the periods presented in each report;
4. Each registrants other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrants and have:
a) designed such disclosure controls and procedures to ensure that material information relating to the registrants, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report are being prepared;
b) evaluated the effectiveness of each registrants disclosure controls and procedures as of a date within 90 days prior to the filing date of each report (the "Evaluation Date"); and
c) presented in each report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluations as of the Evaluation Date;
5. Each registrants other certifying officers and I have disclosed, based on our most recent evaluation, to each registrants auditors and the audit committee of each registrants board of directors (or persons performing the equivalent functions):
a) all significant deficiencies in the design or operation of internal controls which could adversely affect each registrants ability to record, process, summarize, and report financial data and have identified for each registrants auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in each registrants internal controls; and



6. Each registrants other certifying officers and I have indicated in each report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  February 18, 2003
/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer




						Attachment A
December 31, 2002

Semi-Annuals
057	Putnam Europe Growth Fund
2CE	Putnam International Growth & Income Fund
2HF	Putnam Small Cap Growth Fund
2HW	Putnam New Century Growth Fund  (merged in Putnam Voyager
Fund II)
841	Putnam International Growth Fund
852	Putnam New Opportunities Fund

Annuals
377	Putnam Voyager Fund II

016	Putnam VT Global Equity Fund
065	Putnam VT Voyager Fund
066	Putnam VT Growth & Income Fund
067	Putnam VT High Yield Fund
068	Putnam VT Income Fund
069	Putnam VT Money Market Fund
070	Putnam VT Global Asset Allocation Fund
098	Putnam VT New Opportunities Fund
152	Putnam VT Utilities Growth & Income Fund
2DN	Putnam VT International Growth & Income Fund
2DO	Putnam VT International Growth Fund
2DP	Putnam VT International New Opportunities Fund
2DQ	Putnam VT Vista Fund
2DR	Putnam VT New Value Fund
2IO	Putnam VT Investors Fund
2IP	Putnam VT OTC & Emerging Growth Fund
2IS	Putnam VT The George Putnam Fund of Boston
2IW	Putnam VT Health Sciences Fund
2LA	Putnam VT Research Fund
2MJ	Putnam VT Small Cap Value Fund
2PU	Putnam VT Growth Opportunities Fund
2PX	Putnam VT American Government Income Fund
2SO	Putnam VT Technology Fund (merged into Putnam VT Voyager
Fund II)
2TJ	Putnam VT Voyager Fund II
2TP	Putnam VT Capital Appreciation Fund
713	Putnam VT Asia Pacific Growth Fund (merged into Putnam VT
International Growth Fund)
961	Putnam VT Diversified Income Fund